SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 22, 1999
                                                          --------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Canandaigua   Brands,  Inc.  released  on  April  22,  1999  the  following announcement:

              CANANDAIGUA BRANDS MAKES MAJOR FINE WINE ACQUISITION

FAIRPORT, NY, APRIL 22, 1999 -- Canandaigua Brands, Inc. (Nasdaq: CBRNA and CBRNB), announced today that it has signed a definitive agreement to purchase Franciscan Estates. This acquisition, together with the pending purchase of Simi Winery in Sonoma County, positions Canandaigua as a major player in the premium wine market. The Franciscan and Simi properties will be managed together as a separate division of Canandaigua Brands. The Franciscan portfolio of wine properties includes Franciscan Oakville Estate (Napa Valley), Estancia (Monterey and Alexander Valley) and Mt. Veeder (Napa Valley); the distribution rights to Veramonte (Casablanca Valley, Chile) and Quintessa (Napa Valley); nearly 1600 acres of vineyards in the prestigious Napa Valley, Alexander Valley and Monterey appellations of California; as well as a joint venture for the Veramonte winery, brand and 1100 acre estate vineyard in Chile's premier appellation, the Casablanca Valley.

     Richard Sands, President and Chief Executive Officer of Canandaigua Brands, stated, "The Franciscan, Estancia, Mt. Veeder, Veramonte and Quintessa properties are some of the most prestigious and fastest-growing in the marketplace. Together with our pending purchase of Simi Winery, the Franciscan properties will give us a major stake in the rapidly-growing premium wine market. We believe that this category will continue to grow at impressive rates in the years to come, and that estate wines - those that come from specific vineyards - will be the most sought-after by consumers. The combined Franciscan and Simi businesses will be a separate division managed by the Franciscan Estates team, independent of our other wine operations."

     Mr. Sands added, "We are especially pleased that Agustin Huneeus has agreed to continue as the Vintner Chairman of Franciscan and our joint venture partner in Chile. We will retain the entire Franciscan Estates and Simi teams under the leadership of Franciscan President and CEO Jean-Michel Valette. These teams have been integral to the establishment of the properties' impressive reputations for consistent quality and artistry. Equally important, the Franciscan Estates sales and marketing organization, headed by Agustin Francisco Huneeus, will add the Simi line to their portfolio of estates."

     Agustin Huneeus stated, "I am very gratified that Franciscan will be part of the Canandaigua family. The vision and resources of this very successful company will help to assure Franciscan's aggressive growth and success. Moreover, Richard and I share the philosophy that the greatest wines must come from great vineyards; the Simi acquisition is testament to that. With the addition of the Simi estate vineyards and Canandaigua's recently developed vineyards in Monterey, we will have access to almost 5000 acres of grapes in the best growing regions of the world. These vineyards provide the grape resources needed to grow our vineyard-based wine programs. This, along with our strong sales force and distribution network, makes certain that Franciscan Estates will continue to be one of the most important fine wine companies in the world."

     The purchase price for Franciscan and related assets is approximately $220 million, plus the assumption of approximately $20 million in net debt at closing. Franciscan's 1998 sales were approximately $50 million on volume of approximately 600,000 cases. Sales have grown at an annual rate of more than 17 percent since 1995, and more rapidly in the last year. Estimated pro forma cash flow, as measured by earnings before interest, taxes, depreciation and amortization, was approximately $20 million for 1998.

     The transaction is expected to be financed through the Company's bank credit facility. Completion of the transaction is subject to the satisfaction of customary closing conditions.

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leading producer and marketer of beverage alcohol brands in the United States and the United Kingdom. As the second largest supplier of wine, the second largest importer of beers and the fourth largest supplier of distilled spirits, Canandaigua Brands is the largest single-source supplier of these products in the United States. In the United Kingdom, Canandaigua Brands is a leading provider of wine and cider, as well as the premier independent wholesaler of beverage alcohol products.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  April 23, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None